UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2018

AIM EXPLORATION INC.
(Exact name of registrant as specified in charter)

Nevada	333-182071	67-0682135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 North Green Valley Parkway, Suite 200 Henderson, Nevada	89012
(Address of principal executive offices)	(Zip Code)

1-844-246-7378
Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01

Other Events

This information is to inform the holders of record, as of the close of business on July 17, 2018, of shares of the common stock with voting power of Aim Exploration Inc., a Nevada corporation (the “Company”), that one shareholder holding 67% of our voting power as of the Record Date have giving written consent as of July 2, 2018, to effect the following:

(1)
To change the domicile of the Company from Nevada to Wyoming; and

(2)
Once re-domiciled in Wyoming, to amend the Company’s Articles to allow the issuance of an unlimited amount of common shares.

These actions were approved on July 2, 2018, by one shareholder who holds a majority of the Company’s voting power. The effective date of July 18, 2018, or as soon thereafter as practicable in accordance applicable law.

THIS INFORMATION IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

Aim Exploration Inc.
170 South Green Valley Parkway, Suite 300
Henderson, Nevada 89012

July 18, 2018

GENERAL INFORMATION

This Information has been filed with the Securities and Exchange Commission and is being furnished, pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $0.001 per share (the “Common Stock”), of Aim Exploration Inc., a Nevada Corporation (the “Company”), to notify such Stockholders that on or about July 2, 2018 , the Company received written consents in lieu of a meeting of Stockholders from one holder of 100,000 shares of Series A preferred stock representing 67% of the our total 1,500,000,000.000 issued and outstanding shares of voting stock of the Company (the “Majority Stockholder”) to: (1) change the domicile of the Company from Nevada to Wyoming (the “Domicile Change”); and, (2) once re-domiciled in Wyoming, to amend the Company’s Articles to allow the issuance of an unlimited amount of common shares (the “Amendment”). The Domicile Change and the Amendment are collectively referred to as the “Actions”.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action taken. In addition, pursuant to the laws of Nevada, the actions taken by majority written consent in lieu of a special shareholder meeting do not create appraisal or dissenters’ rights.

Our board of directors determined to pursue shareholder action by majority written consent presented by our outstanding shares of stock entitled to vote in an effort to reduce the costs and management time required to hold a special meeting of shareholders and to implement the above action to our shareholders in a timely manner.

OUTSTANDING VOTING SECURITIES OF THE COMPANY

As of the date of the consent by the Majority Stockholder, on July 17, 2018, the Company had 1,500,000,000.000 shares of Common Stock issued and outstanding, and there were 100,000 shares of Series A preferred stock issued and outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for Stockholder ratification and the holders of the Series A preferred stock are entitled to 67% of the total vote on all matters to be voted on by the holders of the Company's common stock.

On July 2, 2018, the holders of 100,000 shares of Series A preferred stock (or 67% of the Company’s total voting stock then outstanding) executed and delivered to the Company a written consent approving the Domicile Change and the Amendment. As the Actions were ratified by the Majority Stockholder.

The NRS provides in substance that unless the Company’s Articles provides otherwise, Stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the Stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and the NRS, a vote by the holders of at least a majority of the voting shares is required to effect the Action described herein.  As of the Record Date, the Company had 1,500000,000.000 common shares issued and outstanding and entitled to vote, which for voting purposes are entitled to one vote per share and 100,000 Series A Preferred Shares issued and outstanding and entitled to vote, which for voting purposes are entitled to 67% of the votes entitled to vote. The consenting Majority Stockholder is the record and beneficial owners of a total of 100,000 shares of the Company’s Series A preferred stock, which represents 67% of the total number of voting shares. The consenting Majority Stockholder voted in favor of the Actions described herein in a written consent, dated July 2, 2018. No consideration was paid for the consent. The consenting stockholders’ name, affiliation with the Company and beneficial holdings are as follows:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of beneficial ownership	Percentage of Class (1)	Percentage of Voting Power (2)
Series A preferred stock	Zenga Holdings 38588 Bautista Canyon Way Palm Desert, CA 92260	100,000	100%	67%

1.
Percentage of class is based on 100,000 shares of Series A preferred stock issued and outstanding as of July 2, 2018. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. The persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite that person’s name, subject to community property laws, where applicable.

2.
Percentage of voting power is calculated based on Series A preferred stock holders representing 67% of the total number of voting shares.

3.
James Robert Todhunter, our President, has voting and investment control over shares owned by Zenga Holdings Corp.

The Board of Directors and the holder of a majority of the Company’s outstanding voting capital have adopted resolutions approving the Company’s change of domicile from the State of Nevada to the State of Wyoming. The Domicile Change were effectuated by filing articles of domestication with the Wyoming Secretary of State pursuant to 17-16-1801 of the Wyoming Business Corporation Act and by filing articles with the Nevada Secretary of State pursuant to NRS 92A.120.

The Domicile Change will not result in any change to the business, management, location of the principal executive offices or other facilities, capitalization, assets or liabilities of the company. The Company’s employee benefit arrangements will be continued by the Company upon the same terms and subject to the same conditions. In management’s judgment, no presently contemplated activities of the Company will be either favorably or unfavorably affected in any material respect by the Domicile Change. As stockholders of the Company, however, you should be aware that the corporation law of Wyoming and the corporation law of Nevada differ in a number of significant respects, including differences pertaining to the rights of stockholders. We encourage you to carefully review the discussion of some of these differences under the heading “Significant Differences between the Corporation Laws of Nevada and Wyoming.”

In the Domicile Change, each issued and outstanding share of common stock and Series A preferred stock of the Company will be automatically converted into and become one share of common stock and Series A preferred stock, as the case may be, of the Company upon completion of the Domicile Change. Upon completion of the Domicile Change, the Company as a Nevada corporate entity, will cease to exist, and the Company will continue to operate the business of the company as a Wyoming corporation. It will not be necessary for stockholders to exchange their existing stock certificates for stock certificates of the Company. A copy of the Domicile Change, which we refer to as the “Articles of Continuance” is attached hereto as Appendix A.

We are currently governed by the Nevada Revised Statutes and our current Articles of Incorporation and Bylaws. If the Domicile Change is approved, we will be governed by the Wyoming Business Corporation Act and by a new certificate of incorporation and Bylaws, which will result in certain changes in the rights of our stockholders as discussed below.

The Domicile Change of the company in Wyoming will allow us to take advantage of certain provisions of the corporate laws of Wyoming. The purposes and effects of the proposed transaction are summarized below.

The following is a summary of the Domicile Change. Because it is a summary, it does not include all of the information regarding the Domicile Change and is therefore qualified in its entirety by reference to the Articles of Continuance, the Articles of Incorporation of the Company, and the Bylaws of the Company.

Treatment of Stock Options and Warrants

Each option and warrant to purchase shares of common stock or Series A preferred stock of the Company outstanding immediately prior to the effective time of the Domicile Change will, by virtue of the Domicile Change and without any action on the part of the holder thereof, be converted into and become an option or warrant to purchase, upon the same terms and conditions, the same number of shares of the Company’s common stock or Series A preferred stock, as the case may be. The exercise price per share of each of the options and warrants will be equal to the exercise price per share immediately prior to the effective time of the Domicile Change.

Directors and Officers

The directors and officers of the Company at the effective time will be the directors and officers of the Company after the Domicile Change

Exchange of Stock Certificates

On or after the effective time of the Domicile Change, all of the outstanding certificates that, prior to that time, represented shares of common stock and Series A preferred stock of the Company will be deemed for all purposes to evidence ownership and to represent the same number of shares of common stock or Series A preferred stock, as the case may be, of the Company into which such shares are converted in the Domicile Change (other than shares as to which the holder thereof has properly exercised dissenters’ rights under Nevada law). The registered owner of any such outstanding stock certificate will, until such certificate will have been surrendered for transfer or conversion or otherwise accounted for to the Company, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend or other distributions upon, the shares of common stock or Series A preferred stock, as the case may be, of the Company evidenced by such outstanding certificate. After the effective time of the Domicile Change, whenever certificates which formerly represented shares of the Company are presented for transfer or conversion, the Company will cause to be issued in respect thereof a certificate or certificates representing the appropriate number of shares of common stock or Series A preferred stock, as the case may be, of the Company.

Shares of the Company’s common stock will be quoted on the OTC Pink under the symbol “AEXE”, where shares of the Company’s common stock are presently quoted.

Principal Reasons for Changing Our State of Incorporation

The board of directors believes that the Domicile Change of the Company under the laws of the State of Wyoming will provide flexibility for both our management and business. For many years, Wyoming has followed a policy of encouraging incorporation in Wyoming and, in furtherance of that policy, has adopted comprehensive, modern, and flexible corporate laws that are periodically updated and revised to meet changing business needs. Wyoming allows an unlimited number of shares to be authorized in a corporation’s Articles of Incorporation and charges a low annual report license tax that is not tied to the number of shares a corporation is authorized to issue.

In contrast, the Nevada Revised Statutes, to which the Company is currently subject, imposes a high annual business license fee and an annual list fee. The Nevada annual list fee, in contrast to the fees charged in Wyoming, is calculated based on the value of the corporation’s authorized stock.

Under Wyoming’s flexible laws, management will not have to spend time and resources filing articles of amendment to increase the corporation’s authorized shares. Further, management will be able to reduce annual state filing fees that would otherwise be contingent on the number of the corporation’s authorized shares.

Effects of Domicile Change in Wyoming

Change in Authorized Capital

At present, the company’s Articles of Incorporation, as amended, authorize the issuance of 1,500,000,000 shares of common stock, $0.001 par value and 10,000,000 shares of preferred stock, $0.001 par value. The Articles of Incorporation of the Company in Wyoming authorizes the issuance of unlimited shares of common stock, $0.001 par value and 10,000,000 shares of preferred stock, $0.001 par value. Like our prior Articles of Incorporation, the Articles of Incorporation of the Company in Wyoming provides that the preferred stock may be issued in one or more series, that the Company’s board of directors is authorized to fix the number of shares of any series of preferred stock to determine the designation of such series, and to determine the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of preferred stock.

Description of Common Stock

All outstanding shares of the Company’s common stock are fully paid and nonassessable. Each share of the outstanding the Company’s common stock is entitled to participate equally in dividends as and when declared by the board of directors and is entitled to participate equally in any distribution of net assets made to the stockholders upon liquidation of the Company. There are no redemption, sinking fund, conversion, or pre-emptive rights with respect to the Company’s common stock. The holders of the Company’s common stock are entitled to one vote for each share held of record on all matters voted upon by stockholders and may not cumulate votes for the election of directors. The Company has not declared or paid any cash dividends on its common stock since its inception and does not intend to pay any dividends for the foreseeable future.

Under the terms of the Articles of Continuance, each outstanding share of the Company’s common stock will convert to one share of the Company’s common stock, and the shares of the Company’s common stock will also possess the characteristics of the Company’s common stock that are described above.

Description of Preferred Stock

The Company has designated 1,000,000 shares of its preferred stock as Series A preferred stock. The holders of the Series A preferred stock are granted 67% voting power on all matters to be voted on by the holders of the Company’s common stock and is not convertible into any shares of the Company's common stock. With respect to rights on liquidation, dissolution or winding up, shares of Series A preferred stock rank on a parity with the Company's common stock.

Outstanding Shares of Stock

As of July 17, 2018, 1,500,000,000.000 shares of the company’s common stock and 1,000,000 shares of the company’s Series A preferred stock were issued and outstanding.

Articles of Incorporation and Bylaws to be in Effect After the Domicile Change

Following the Domicile Change, we will be subject to the Articles of Incorporation and Bylaws of the Company in Wyoming.

Significant Differences Between the Corporation Laws of Nevada and Wyoming

The rights and preferences of our stockholders are presently governed by the Nevada Revised Statutes. Upon the Domicile Change of the Company under the laws of the State of Wyoming, the rights and preferences of our stockholders will be governed by the Wyoming Business Corporation Act. Although Wyoming and Nevada corporation laws currently in effect are similar in many respects, certain differences will affect the rights of our stockholders once the Domicile Change is completed. The following discussion summarizes the primary differences considered by management to be significant and is qualified in its entirety by reference to the full text of the Nevada Revised Statutes and Wyoming Business Corporation Act.

Stockholder Voting

Under both Nevada law and Wyoming law, action on certain matters, including the sale, lease or exchange of all or substantially all of the corporation’s property or assets other than in the usual and regular course of business, mergers and consolidations, and voluntary dissolution, must be approved by the holders of a majority of the outstanding shares. In certain cases, the affirmative vote of the holders of at least a majority of the shares of each class of shares entitled to vote as a class may be required to effectuate the proposed action.

Authorized Shares

Under Nevada Law, a corporation is required to state in its Articles of Incorporation the number of shares the corporation is authorized to issue and, if more than one class of stock is authorized, the classes, the series and the number of shares of each class or series which the corporation is authorized to issue, unless the articles authorize the board of directors to fix and determine in a resolution the classes, series and numbers of each class or series. The Company’s Nevada Articles of Incorporation authorize the issuance of 1,500,000,000 shares of common stock, $0.001 par value and 10,000,000 shares of preferred stock, $0.001 par value.

Under Wyoming law, the Articles of Incorporation may authorize an unlimited amount of shares of each class and series that the corporation is authorized to issue. If more than one class or series of shares is authorized, the Articles of Incorporation shall prescribe a distinguishing designation for each class or series, and shall prescribe, prior to the issuance of shares of a class or series, the terms, including preferences, rights and limitations of that class or series. Except to the extent varied as permitted by Wyoming law, all shares of a class or series shall have terms, including preferences, rights, and limitations that are identical with those of other shares of the same class or series. The Company’s Wyoming Articles of Incorporation will authorize the issuance of an unlimited number of shares of common stock, $0.001 par value and 10,000,000 shares of preferred stock, $0.001 par value.

Appraisal Rights in Connection with Corporate Reorganizations and Other Actions

Under Nevada law and Wyoming law, stockholders have the right, in some circumstances, to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value of the shares as determined by the corporation or by a court in the event a dissenting stockholder does not agree with the fair value established by the corporation.

Nevada law, in general, entitles a stockholder to dissent from, and to obtain payment of the fair market value of his, her or its shares, upon: (i) certain acquisitions of a controlling interest in the corporation; (ii) consummation of a plan of merger, if approval by the stockholders is required and the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent; (iii) a plan of exchange in which the corporation is a party; or (iv) any corporate action taken pursuant to a vote of the stockholders, if the Articles of Incorporation, Bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

Under Wyoming law, a stockholder is generally entitled to appraisal rights, and to obtain payment of the fair value of his shares in the event of any of the following corporate actions: (i) consummation of a plan of merger or consolidation in which stockholder approval is required or where the corporation is a subsidiary that is merged with its parent; (ii) consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the stockholder is entitled to vote on the exchange; (iii) certain dispositions of assets if the stockholder is entitled to vote on such disposition; (iv) certain amendments to the Articles of Incorporation; (v) any amendment to the Articles of Incorporation, merger, share exchange, or disposition of assets if specifically provided for in the Articles of Incorporation, Bylaws, or resolution of the board of directors; (vi) a transfer or domestication if the stockholder does not receive shares in the foreign corporation resulting from the transfer or domestication that have terms as favorable to the stockholder in all material respects, and represent at least the same percentage interest of the total voting rights of the outstanding shares of the corporation, as the shares held by the stockholder before the transfer or domestication; (vii) a conversion of the corporation to non-profit status; or (viii) a conversion of the corporation to an unincorporated entity.

In Nevada and Wyoming, a court in an appraisal proceeding may assess the costs of the proceeding against the corporation, except that the court may assess costs against all or some of the stockholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds the stockholders demanding appraisal rights acted arbitrarily, vexatiously, or not in good faith.

Neither the Articles of Incorporation of the Company in Nevada nor the Articles of Incorporation of the Company in Wyoming modify the statutory appraisal rights provided in Nevada and Wyoming law.

Action by Stockholders Without a Meeting

Under Nevada law, unless otherwise provided in the Articles of Incorporation or the Bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

Under Wyoming law, an action required or permitted to be taken at a stockholders’ meeting may be taken without a meeting if the action is taken by all stockholders entitled to vote on the action. Wyoming law also allows a corporation’s Articles of Incorporation to provide that any action required or permitted to be taken at a stockholders’ meeting may be taken without a meeting, and without prior notice, if consents in writing setting the forth the action so taken are signed by the holders of outstanding shares having not less than the minimum number of votes that would be required to authorize or take the action at the meeting at which all shares entitled to vote on the action were presented and voted.

The Articles of Incorporation and Bylaws of the Company in Nevada do not limit the stockholders’ ability to act without a meeting. The Company’s Wyoming Articles of Incorporation permit the holders of outstanding shares having not less than the minimum number of votes that would be required to authorize or take the action at the meeting at which all shares entitled to vote on the action were presented and voted to act without a meeting.

Action by Directors Without a Meeting

Nevada law permits directors to take unanimous written action without a meeting in an action otherwise required or permitted to be taken at a board meeting. Wyoming law permits directors to take written action without a meeting in an action otherwise required or permitted to be taken at a board meeting, provided that if such written consent is taken by less than unanimous written consent of the directors, the corporation shall give the nonconsenting or nonvoting directors written notice of the action not more than ten (10) days after written consents sufficient to take the action have been delivered to the corporation.

Conflicts of Interest

Nevada law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if: (i) the director’s or officer’s interest in the contract or transaction is known to the board of directors, and the transaction is approved or ratified by the board of directors in good faith by a vote sufficient for the purpose (without counting the vote of the interested director or officer); (ii) the director’s or officer’s interest in the contract or transaction is known to the stockholders, and the transaction is approved or ratified by a majority of the stockholders holding a majority of voting power; (iii) the fact of the common interest is not known to the director or officer at the time the transaction is brought before the board of directors; or (iv) the contract or transaction is fair to the corporation at the time it is authorized or approved.

Wyoming law, in general, provides that a transaction with the corporation in which a director of the corporation has a direct or indirect interest is not voidable if the transaction was fair at the time it was entered into. A director is deemed to have an indirect interest in a transaction if (i) another entity in which the director has a material interest or in which the director is a general partner is party to the transaction or (ii) another entity of which the director is a director, officer, or trustee is a party to the transaction.

Directors’ Standard of Care and Personal Liability

Nevada law provides that a director must discharge his or her duties in good faith and with a view to the interests of the corporation. In discharging his or her duties, a director is entitled to rely on information, opinions, reports, books of account or statements, including financial statements and other financial data, that are prepared or presented by: (i) one or more directors, officers, or employees of the corporation reasonably believed to be reliable and competent in the matters prepared or presented; (ii) counsel, public accountants, financial advisers, valuation advisers, investment bankers, or other persons as to matters reasonably believed to be within the preparer’s or presenter’s professional or expert competence; or (iii) a committee on which the director or officer relying thereon does not serve, as to matters within the committee’s designated authority and matters on which the committee is reasonably believed to merit confidence. A director or officer is not entitled to rely on such information, opinions, reports, books of account, or statements if the director or officer has knowledge concerning the matter in question that would cause reliance thereon to be unwarranted.

Under Nevada law, unless the Articles of Incorporation or an amendment thereto (filed on or after October 1, 2003) provides for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud, or a knowing violation of law.

Under Wyoming law, a director, when discharging his or her duties, must act in good faith and in a manner he or she reasonably believes to be in or at least not opposed to the best interests of the corporation. The members of the board of directors or a committee of the board, when becoming informed in connection with their decision making function or devoting attention to their oversight function, are required to discharge their duties with the care that a person in a like position would reasonably believe appropriate under similar circumstances. In discharging his or her duties, a director is entitled to rely on: (i) officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the functions performed or the information, opinions, reports, or statements provided; (ii) legal counsel, public accountants, or other person retained by the corporation as to matters involving skills or expertise the director reasonably believes are matters (a) within the person’s professional or expert competence or (b) as to which the particular person merits confidence; or (iii) a committee of the board of directors of which he or she is not a member if the director reasonably believes the committee merits confidence.

In general, Wyoming law provides that a director shall not be liable to the corporation or its stockholders for any decision to take or not to take action, or any failure to take any action including abstaining from voting after full disclosure, as a director, unless the party asserting liability in a proceeding establishes the following: (i) that certain enumerated defenses to liability were not asserted, including a provision in the Articles of Incorporation limiting liability in the manner allowed by Wyoming law; and (ii) the challenged conduct consisted or was the result of (a) an action not in good faith, (b) a decision which the director did not reasonably believe to be in or at least not opposed to the best interests of the corporation, (c) lack of objectivity or lack of independence, due to familial, financial, or business relationships, (d) failure to devote timely attention to the business and affairs of the corporation, or (e) receipt of an improper financial benefit.

Limitation or Elimination of Director’s Personal Liability

Nevada law provides that directors shall not be personally liable to a corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) for authorizing a distribution that is unlawful under Nevada law, or (iv) for any transaction from which the director derived an improper personal benefit. Such provision protects directors against personal liability for monetary damages for breaches of their duty of care.

Wyoming law provides that directors shall not be personally liable to a corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for receipt of a financial benefit to which he is not entitled, (ii) for an intentional infliction of harm on the corporation or its stockholders, (iii) for participating in unlawful distributions to stockholders, or (iv) for an intentional violation of criminal law. Such provision protects directors against personal liability for monetary damages for breaches of their duty of care.

Indemnification

Under both Wyoming and Nevada law, a corporation may indemnify any person who was or is threatened to be made a party to an action, including an action by or in the right of the corporation, because the person is or was a director, officer, employee or agent of the corporation or is or was serving in such capacity in another entity at the request of the corporation, against expenses, judgments, fines and amounts paid in settlement, if the person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the corporation, and with respect to any criminal action or proceeding had no reasonable cause to believe his action was unlawful.

The Company in Nevada and the Company in Wyoming, in their respective Articles of Incorporation, indemnify their officers and directors a manner consistent with applicable statutory law.

Classified Board of Directors

Nevada law permits a corporation to classify its board of directors if at least one-fourth of the total number of directors is elected annually.

Under Wyoming law, the Articles of Incorporation may provide for staggering the terms of directors dividing the total number of directors into two or three groups with each group containing one-half (1/2) or one-third (1/3) of the total, as near as may be practicable.

Neither the Articles of Incorporation of the Company in Nevada nor the Company in Wyoming provide for a classified or staggered board of directors.

Cumulative Voting For Directors

Both Wyoming and Nevada law permit a corporation to specify in its articles whether cumulative voting exists. Our current Articles of Incorporation do not provide for cumulative voting and our new Articles of Incorporation in Wyoming also will not provide for cumulative voting.

Removal of Directors

Under Nevada law, a director may be removed by the affirmative vote of two-thirds of the shares eligible to vote, unless the Articles of Incorporation provide for a greater number of affirmative votes. All vacancies, including those caused by increasing the number of directors, may be filled by a majority vote of the remaining directors, regardless of whether the remaining directors constitute a quorum, unless otherwise provided in the Articles of Incorporation.

In the case of a corporation whose board is classified, Wyoming law provides that directors may be removed only for cause unless the charter documents provide otherwise. If the corporation’s board is not classified and the charter documents do not provide otherwise, Wyoming law provides that directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

Vacancies on Board of Directors

Under both Nevada and Wyoming law, unless the Articles of Incorporation provide otherwise, if a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors: (i) the stockholders may fill the vacancy; (ii) the board of directors may fill the vacancy; or (iii) if the directors remaining in office constitute fewer than a quorum of the board of directors, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. If the vacant office was held by a director elected by a voting group of stockholders, only the holders of shares of that voting group are entitled to vote to fill the vacancy if it is filled by the stockholders. A vacancy that will occur at a specific later date, by reason of a resignation effective at a later date, may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

The Bylaws of both the Company in Nevada and the Company in Wyoming provide that any vacancy in the board of directors shall be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the board of directors, or at a special meeting of the stockholders called for that purpose.

Annual Meetings of Stockholders

Under Nevada law, unless directors are elected by written consent, or unless the Articles of Incorporation or the Bylaws require more than a plurality of the votes cast, directors of every corporation must be elected at the annual meeting of the stockholders by a plurality of the votes cast at the election. Generally, unless otherwise provided in the Bylaws, the board of directors has the authority to set the date, time, and place for the annual meeting of the stockholders. If for any reason directors are not elected by written consent or at the annual meeting of the stockholders, they may be elected at any special meeting of the stockholders which is called and held for that purpose.

Unless directors are elected by written consent, Wyoming law provides for annual meetings of stockholders at the time stated in or fixed in accordance with the Bylaws. The failure to hold an annual meeting at the time stated in or fixed in accordance with a corporation’s Bylaws does not affect the validity of any corporate action.

The Bylaws of the Company in Nevada and the Company in Wyoming provide that the regular meeting of the board of directors shall be held immediately after and at the same place as the annual meeting of the stockholders or a special meeting of stockholders at which a director or directors shall have been elected. The board of directors is also permitted to provide by resolution the time and place for the holding of additional regular meetings.

Special Meetings of Stockholders

Under Nevada law, unless otherwise provided in the Articles of Incorporation or Bylaws, the entire Board, any two directors, or the president may call special meetings of the stockholders and directors.

Under Wyoming law, a corporation shall hold a special meeting of the stockholders: (i) on call of its board of directors or the person or persons authorized to do so by the Articles of Incorporation or Bylaws; or (ii) if the holders of at least ten percent (10%) of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date, and deliver to the corporation one or more written demands for the meeting describing the purpose or purposes for which it is to be held, provided that the Articles of Incorporation may fix a lower percentage or a higher percentage not exceeding twenty-five percent (25%) of all the votes entitled to be cast on any issue proposed to be considered.

The Bylaws of the Company in Nevada provide that special meetings of the stockholders for any purpose or purpose may be called by the president, the board of directors, or the holders of ten-percent (10%) or more of all the shares entitled to vote at such meeting.

The Bylaws of the Company provide that special meetings of the stockholders for any purpose or purpose may be called by the chairman of the board, the chief executive officer or the president, or the holders of ten-percent (10%) or more of all the shares entitled to vote at such meeting.

Place of Meetings

Nevada law provides meetings of stockholders may be held at such place, either within or outside the State of Nevada, as the directors may determine from time to time.

Wyoming law provides that meetings of stockholders may be held at such place, either within or outside the State of Wyoming, as may be provided in the Bylaws of the corporation. In the absence of such provisions in the Bylaws, all meetings shall be held at the principal office of the corporation in the State of Wyoming.

Inspection of Stockholder Lists

Under Nevada law, any person who has been a stockholder of record of a corporation for at least six (6) months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least five percent (5%) of all of its outstanding shares, upon at least five (5) days’ written demand is entitled to inspect in person or by agent or attorney, during usual business hours, the corporation’s stock ledger and make copies therefrom.

Under Wyoming law, a stockholder may inspect a stockholders’ list two (2) business days after notice of a stockholders meeting is given for which the list was prepared and continuing through the meeting, at the corporation’s principal office or at a place identified in the meeting notice in the city where the meeting will be held. The corporation shall make the stockholders’ list available at the meeting, and any stockholder, his agent, or attorney is entitled to inspect the list at any time during the meeting or any adjournment.

Amendment of the Articles of Incorporation

Under Nevada Law, substantive changes to the Articles of Incorporation require the approval of a simple majority of the outstanding stock of the corporation entitled to vote. The type of amendments contemplated in this category include a change of the name of the corporation, changes to the authorized capital of the corporation and alterations to or creation of special rights and restrictions attached to shares of the corporation.

Under Wyoming law, substantive changes to the Articles of Incorporation must be approved by the holders of a majority of the shares entitled to vote unless otherwise provided in the corporation’s Articles of Incorporation. The types of amendments contemplated in this category include, but are not restricted to, a change of the name of the corporation, changes to the authorized capital of the corporation and alterations to or creation of special rights and restrictions attached to shares of the corporation.

Amendment of the Bylaws

Nevada law provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend, or repeal any bylaw, including any bylaw adopted by the stockholders. The Articles of Incorporation may grant the authority to adopt, amend, or repeal Bylaws exclusively to the directors.

Wyoming law allows a corporation’s board of directors to amend or repeal the corporation’s Bylaws unless: (i) the Articles of Incorporation reserves this power exclusively to the stockholders in whole or part; or (ii) the stockholders in amending, repealing, or adopting a bylaw provide expressly that the board of directors may not amend, repeal, or reinstate the bylaw.

The Bylaws of the Company in Nevada and the Company in Wyoming provide that the Bylaws of each respective corporation may be altered, amended, or repealed by a majority of the board of directors.

Proxies

Under Nevada law, a proxy is effective only for a period of six months from the date of its creation, unless it is coupled with an interest or unless otherwise provided by the stockholder in the proxy, which duration may not exceed seven years. A proxy shall be deemed irrevocable if the written authorization states that the proxy is irrevocable, but is irrevocable only for as long as it is coupled with an interest sufficient in law to support an irrevocable power.

Under Wyoming law, proxy is effective for eleven (11) months unless a longer period is expressly provided in the appointment form. A proxy is revocable unless the appointment form or electronic transmission states that it is irrevocable and the appointment is coupled with an interest; such irrevocable proxy is revoked when the interest with which it is coupled is extinguished.

Pre-emptive Rights

Under Nevada and Wyoming law, stockholders of a corporation do not have a pre-emptive right to acquire the corporation’s unissued shares except to the extent the Articles of Incorporation so provide. The respective Articles of Incorporation of the Company in Nevada and the Company in Wyoming do not provide for pre-emptive rights.

Dividends

Both Nevada and Wyoming law provide that unless the Articles of Incorporation provide otherwise, shares may be issued pro rata and without consideration to the corporation’s stockholders or to the stockholders of one (1) or more classes or series. An issuance of shares under these provisions is a share dividend. Shares of one (1) class or series may not be issued as a share dividend in respect of shares of another class or series unless (i) the Articles of Incorporation so authorizes; (ii) a majority of the votes entitled to be cast by the class or series to be issued approve the issue; or (iii) there are no outstanding shares of the class or series to be issued. If the board of directors does not fix the record date for determining stockholders entitled to a share dividend, it is the date the board of directors authorizes the share dividend.

Distributions to Stockholders

Under Nevada law, except as otherwise provided in the Articles of Incorporation, the board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the Articles of Incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. A distribution may be made, among other ways, by purchase, redemption, or other acquisition of the corporation’s shares.

Under Wyoming law, the board of directors may authorize and the corporation may make distributions to its stockholders, provided that, no distribution may be made if, after giving it effect: the corporation would not be able to pay its debts as they become due in the usual course of business; or the corporation’s total assets would be less than the sum of its total liabilities plus (unless the Articles of Incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. A corporation may make a distribution, among other ways, by: (i) the purchase, redemption, or other acquisition of the corporation’s shares; or (ii) the distribution of indebtedness.

The respective Articles of Incorporation of the Company in Nevada and the Company in Wyoming do not modify the applicable statutory rules regarding distributions to stockholders.

Dissolution

Nevada law provides that a corporation may be voluntarily dissolved upon the directors’ approval of and recommendation to the stockholders to dissolve and approval by the stockholders entitled to vote on such dissolution.

Wyoming law allows the board of directors to propose dissolution to the stockholders of the corporation. For the proposal to dissolve to be adopted: (i) the board of directors shall recommend dissolution to the stockholders, unless the board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the stockholders; and (ii) the stockholders entitled to vote shall approve the proposal to dissolve. Unless the Articles of Incorporation or the board of directors require a greater vote or a vote by voting groups, adoption of the proposal to dissolve shall require the approval of the stockholders at a meeting at which a quorum consisting of at least a majority of the votes entitled to be cast exists.

Wyoming law also provides that a court may dissolve a corporation in an action by a stockholder where any of the following have occurred: (i) the directors are deadlocked in the management of the corporate affairs, the stockholders are unable to break the deadlock, and irreparable injury to the corporation is threatened or being suffered, or the business and affairs of the corporation can no longer be conducted to the advantage of the stockholders generally, because of the deadlock; (ii) the directors or those in control of the corporation have acted, are acting, or will act in a manner that is illegal, oppressive, or fraudulent; (iii) the stockholders are deadlocked in voting power and have failed, for a period that includes at least two (2) consecutive annual meeting dates, to elect successors to directors whose terms have expired; or (iv) the corporate assets are being misapplied or wasted.

Wyoming law further provides that a court may dissolve a corporation in a proceeding brought by the attorney general if it establishes that the corporation obtained its Articles of Incorporation through fraud or the corporation has continued to exceed or abuse the authority conferred upon it by law.

Nevada law does not have a comparable statute with respect to judicial dissolutions.

Anti-Take Over Provisions

Nevada law prohibits a “resident domestic corporations” (i.e. a domestic corporation that has more than 200 stockholders of record) from engaging in a “combination” with an “interested stockholder” for two (2) years following the date that such person becomes an interested stockholder and places certain restrictions on such combinations even after the expiration of the two-year period. With certain exceptions, an interested stockholder is a person or group that owns ten-percent (10%) or more of the corporation’s outstanding voting power (including stock with respect to which the person has voting rights and any rights to acquire stock pursuant to an option, warrant, agreement, arrangement, or understanding or upon the exercise of conversion or exchange rights) or is an affiliate or associate of the corporation and was the owner of ten-percent (10%) or more of such voting stock at any time within the previous two years. A Nevada corporation may elect not to be governed by this provision in its Articles of Incorporation. the Company has not opted out of this provision in its Articles of Incorporation.

Wyoming law prohibits a “qualified corporation” from engaging in a “combination” with an “interested stockholder” for three (3) years following the date that such person becomes an interested stockholder and places certain restrictions on such combinations even after the expiration of the three-year period. A “qualified corporation” is large publicly traded corporation (i.e. more than $10 million in assets), incorporated in Wyoming and which has “substantial business operations” in Wyoming (as set forth in the Wyoming Statutes) With certain exceptions, an interested stockholder is a person or group that owns fifteen-percent (15%) or more of the corporation’s outstanding voting power (including stock with respect to which the person has voting rights and any rights to acquire stock pursuant to an option, warrant, agreement, arrangement, or understanding or upon the exercise of conversion or exchange rights) or is an affiliate or associate of the corporation and was the owner of fifteen-percent (15%) or more of such voting stock at any time within the previous two years. A Wyoming corporation may elect not to be governed by this provision by either a specific provision in in its Articles of Incorporation or a statement in its Bylaws that it elects not to be subject to these restrictions. the Company’s Bylaws include a statement that it elects not to be subject to these restrictions.

Nevada law contains provisions relating to “issuing corporations” (an entity with more than 200 record stockholders and 100 of such record stockholders are Nevada residents) that provide that an acquiring person shall only obtain voting rights in the “control shares” purchased by such person to the extent approved by the other stockholders at a meeting. Wyoming has similar provisions for “qualified corporations.” With certain exceptions, an acquiring person is one who acquires or offers to acquire a “controlling interest” in the corporation, defined as one-fifth or more of the voting power. Control shares include not only shares acquired or offered to be acquired in connection with the acquisition of a controlling interest, but also all shares acquired by the acquiring person within the preceding 90 days. The Nevada and Wyoming statutes cover not only the acquiring person but also any persons acting in association with the acquiring person. Nevada and Wyoming permit a corporation to elect not to be governed by these provisions in the same manner set forth above. the Company in Nevada and the Company in Wyoming have opted out of this provision in its respective Articles of Incorporation. the Company’s Bylaws include a statement that it elects not to be subject to these restrictions.

Federal Income Tax Consequences of the Domicile Change

The Domicile Change as a Wyoming corporation is intended to be tax free under the Internal Revenue Code. Accordingly, you will recognize no gain or loss for federal income tax purposes as a result of the completion of the Domicile Change. You will have a tax basis in your shares of capital stock of the Company in Nevada equal to your tax basis in your shares of capital stock of the Company in Wyoming. Provided that you have held your shares of capital stock of the Company in Nevada as a capital asset, your holding period for the shares of capital stock of the Company in Wyoming will include the holding period of your shares of capital stock of the Company. Neither we nor the Company will recognize any gain or loss for federal income tax purposes as a result of the Domicile Change, and the Company will succeed, without adjustment, to our tax attributes.

ACTION: TO INCREASE THE NUMBER OF AUTHORIZED NUMBER OF COMMON SHARES FROM 1,500,000,000 TO UNLIMITED (THE “SHARE INCREASE”)

On July 2, 2018, our Board of Directors approved, subject to receiving the approval of the holder of a majority of our outstanding voting stock, an amendment of our Articles of Incorporation (the “Amendment”), to increase the number of authorized shares of common stock we may issue from 1,500,000,000 to unlimited (the “Share Increase”) once the Domicile Change is completed. The Majority Stockholder approved the Restated Articles pursuant to a written consent dated as of July 2, 2018. The Restated Articles effecting the share increase will become effective following filing with the Secretary of State of the State of Wyoming, which will occur promptly following the 20th day after the filing of the Definitive Information Statement.

We are currently authorized by our Certificate of Incorporation to issue 1,500,000,000 shares of common stock, $0.001 par value per share and 10,000,000 shares of preferred stock, $0.001 par value per share. Pursuant to the Amendment we will increase the number of common shares we are authorized to issue to unlimited shares of common stock, $0.001 par value per share. As of the date the Amendment was approved by our Board and the Majority Stockholder, there were 1,472,153,053.000 shares of our common stock issued and outstanding.

Reasons for the Share Increase

Our Board believes it is in our best interests and the best interests of our stockholders to increase the number of authorized shares of our common stock to allow for the issuance of shares of our common stock or other securities in connection with such potential issuances and such other purposes as the Board determines. The Board believes that the Share Increase will afford the Company greater flexibility in seeking capital and potential acquisition targets. The Board has no immediate plans, understandings, agreement or commitments to issue shares of Common Stock for any purposes.

Effect of the Share Increase

The increase in the authorized number of shares of our common stock will permit our Board to issue additional shares of our common stock without further approval of our stockholders, and our Board does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements. Our issuance of additional shares of common stock may result in substantial dilution to our existing stockholders, and such issuances may not require stockholder approval.

We presently do not have in place provisions which may have an anti-takeover effect. The increase in the authorized number of shares of our common stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to increase the authorized shares of our common stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our Board.

The issuance of additional shares of our common stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our common stock. It may also adversely affect the market price of our common stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided, the market price of our common stock may increase.

The holders of our common stock are entitled to one vote for each share held of record on all matters to be voted on by our stockholders.

The holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information table sets forth certain information regarding the Common Stock owned on July 17, 2018 by (i) each person who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and officer.

Names and Address (1)	Number of Shares Owned	Percentage (2)
James Robert Todhunter (3) (4) 701 North Green Valley Parkway, Suite 200 Henderson, Nevada 89012	235,750,000 (4)	16%
Gregorio Formoso (7) 701 North Green Valley Parkway, Suite 200 Henderson, Nevada 89012	100,000,000.006%
Dr. Carlos Arias Eguiguren (8) 701 North Green Valley Parkway, Suite 200 Henderson, Nevada 89012	19,444,444.001%

1.
The person named in this table has sole voting and investment power with respect to all shares of common stock reflected as beneficially owned.

2.
Based on 1,500,000,000.000 shares of common stock outstanding as of July 17, 2018.

3.
James Robert Todhunter is our President, Chief Executive Officer and a Director.

4.
Shares are beneficially owned through Percana Mining Corp., a company in which he is a director, owner and has voting control.

5.
Guil Rivera is not a Director.

6.
Gregorio Formoso is our Secretary and a Director

7.
Dr. Carlos Arias Eguiguren is a Director.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

NO DISSENTER’S RIGHTS

The Stockholders have no right under the Nevada Revised Statutes, the Articles consistent with above or by-laws to dissent from any of the provisions adopted in the Actions.

CONCLUSION

As a matter of regulatory compliance, we are providing this information which describes the purpose and effect of the above actions.  Your consent to the above action is not required and is not being solicited in connection with this action.  This information is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized as of July18, 2018.

Aim Exploration Inc.

By:	/s/ James Robert Todhunter
James Robert Todhunter
President, Chief Executive Officer